Exhibit 10.10

AMENDMENT NO. 1 TO LOAN AGREEMENT

This Amendment No. 1 (the "Amendment") dated as of January 15, 2010, is between Bank of America, NA (the "Bank") and KSW, Inc. (the "Borrower").

RECITALS

A.       The Bank and the Borrower entered into a certain Loan Agreement dated as of April 1, 2007 (together with any previous amendments, the "Agreement").

B.        The Bank and the Borrower desire to amend the Agreement.

AGREEMENT

1.        Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2.        Amendments. The Agreement is hereby amended as follows:

2.1      In Paragraph 1.2, the lead sentence is hereby amended to read in full as follows:

The line of credit is available between the date of this Agreement and March 31, 2011, or such earlier date as the availability may terminate as provided in this Agreement (the "Facility No. 1 Expiration Date").

2.2	Paragraph 1.4(a) is hereby amended to read in its entirety as follows:

(a) The interest rate is a rate per year equal to the Bank's Prime Rate.

2.3	Paragraph 1.5(a) is hereby amended to read in its entirety as follows:

(a) The LIBOR Rate plus 2.0 percentage points.

3.         Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers.

4.         Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

Ref #: 1000284731 : - KSW Inc
Amendment to Loan Agreement

4.1   If the Borrower or any guarantor is anything other than a natural person, evidence that the execution, delivery, and performance by the Borrower and/or such guarantor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

5.         Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

6.         Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

7.         FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.

BANK:

Bank of America, N.A.

By:	/s/ Victoria Scolaro
Victoria Scolaro, Vice President

BORROWER(S):

KSW, Inc.

By:	/s/ Floyd Warkol	(Seal)
Floyd Warkol, Chief Executive Officer

Ref #: 1000284731 : - KSW Inc
Amendment to Loan Agreement

CONSENT AND REAFFIRMATION OF GUARANTORS

Each of the undersigned, as a guarantor of the Borrower's obligations to the Bank under the Agreement, hereby (i) acknowledges and consents to the foregoing Amendment, (ii) reaffirms its obligations under its respective guaranty in favor of the Bank and under any agreement under which it has granted to the Bank a lien or security interest in any of its real or personal property, and (iii) confirms that such guaranty and other agreements (if any) remain in full force and effect, without defense, offset, or counterclaim. (Capitalized terms used herein shall have the meanings specified in the foregoing Amendment.)

Although each of the undersigned has been informed of the terms of the Amendment, each understands and agrees that the Bank has no duty to so notify it or any other guarantor or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

GUARANTOR(S):

KSW Mechanical Services, Inc.

By:	/s/ Floyd Warkol	(Seal)
Floyd Warkol, Chief Executive Officer

Ref #: 1000284731 : - KSW Inc
Amendment to Loan Agreement